UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2006

Alliant Techsystems Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10582	41-1672694
(State or other jurisdiction	(Commission	(I.R.S. Employer Identification
of incorporation)	File Number)	No.)

5050 Lincoln Drive
Edina, Minnesota		55436-1097
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 351-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following documents are filed with reference to, and hereby are incorporated by reference into, the Registration Statement on Form S-3, No. 333-132178, filed by Alliant Techsystems Inc. with the Securities and Exchange Commission on March 3, 2006.

Exhibit Number	Description
4.1	Supplemental Indenture, dated March 15, 2006
4.2	Global Security representing the Notes, dated March 15, 2006
5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated March 15, 2006
5.2	Opinion of Keith D. Ross, Esq., dated March 15, 2006
5.3	Opinion of Bass, Berry & Sims PLC, dated March 15, 2006
23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1)
23.2	Consent of Keith D. Ross (included in Exhibit 5.2)
23.3	Consent of Bass, Berry & Sims PLC (included in Exhibit 5.3)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT TECHSYSTEMS INC.

Date: March 16, 2006	By:	/s/ KEITH D. ROSS
Keith D. Ross Senior Vice President, General Counsel and Secretary